SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported), September 22, 2004

MANUGISTICS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-22154 (Commission File Number No.)	52-1469385 (IRS Employer Identification No.)

9715 Key West Avenue
Rockville, Maryland 20850

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(301) 255-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 22, 2004, Manugistics Group, Inc. (the “Company”) entered into a Second Loan Modification Agreement and a Fourth Loan Modification Agreement (the “Amendments”) effective August 31, 2004, to the Company’s existing credit facilities with Silicon Valley Bank. Under the credit facilities, the Company is required to meet a “Tangible Net Worth” requirement as of the last day of each quarter. “Tangible Net Worth” is defined under the credit facilities as the total consolidated assets of the Company minus goodwill, other intangible assets and Total Liabilities. The Amendments lower the Total Net Worth requirement from $140 million to $120 million for the quarters ending August 31 and November 30, 2004, and from $150,000 million to $120,000 plus 50% of net quarterly GAAP profit for the quarter ending February 28, 2005, and modifies the definition of “Total Liabilities” by excluding up to $10 million in non-cash accruals related to restructuring and exit activities. Copies of the Amendments are attached hereto as Exhibit 10.1 and Exhibit 10.2.

Item 2.02 Results of Operations and Financial Condition

On September 23, 2004, Manugistics Group, Inc. (the “Company”) announced via press release the Company’s results for its second quarter ended August 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K, with respect to the information contained herein under Item 2.02, and the attached exhibit are furnished under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission. The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01(c) Exhibits

(c)	Exhibit 10.1	Second Loan Modification Agreement dated September 22, 2004 between the Company and Silicon Valley Bank

	Exhibit 10.2	Fourth Loan Modification Agreement dated September 22, 2004 between the Company and Silicon Valley Bank

	Exhibit 99.1	Press Release dated September 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANUGISTICS GROUP, INC.
(Registrant)

Dated: September 23, 2004	By	/s/ Raghavan Rajaji

Raghavan Rajaji
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Loan Modification Agreement dated September 22, 2004 between the Company and Silicon Valley Bank
10.2	Fourth Loan Modification Agreement dated September 22, 2004 between the Company and Silicon Valley Bank
99.1	Press Release dated September 23, 2004